UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 24, 2006

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

6 Riverside Drive
Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 327-5700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)  Effective July 24, 2006, Andrew E. Lietz resigned from the Board of Directors of Omtool, Ltd. (the “Company”).

(d)  On July 28, 2006, the Board of Directors of the Company appointed Richard D. Cramer to serve on the Nominating and Corporate Governance Committee of the Board of Directors (the “Committee”), filling the vacancy created by the resignation of Mr. Lietz. Mr. Cramer’s appointment is effective immediately. Mr. Cramer will serve as chairman of the Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: July 28, 2006
	By:	/s/ Daniel A. Coccoluto
	Name:	Daniel A. Coccoluto
	Title:	Chief Financial Officer, Secretary and Treasurer